UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : April 16, 2007
Grant Prideco, Inc.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)	77060 (Zip Code)
Registrant’s telephone number, including area code: (281) 878-8000

(Former name or former address, if changed since last report)

Item 1.01. Entry into Material Agreement
The Company has entered into the Company’s standard-form change of control agreement with Quintin Kneen, who was appointed Vice President — Finance, in February 2007. A copy of the standard form agreement is attached as an exhibit to this Form 8-K.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits.
99.1	Change of Control Agreement
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: April 20, 2007	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel